UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2739
                                   811-10179

Name of Fund:  Merrill Lynch Basic Value Fund, Inc.
               Master Basic Value Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Basic Value Fund, Inc. and Master Basic Value
   Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/04

Date of reporting period: 07/01/03 - 06/30/04

Item 1 - Report to Stockholders



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Basic Value Fund, Inc.


Annual Report
June 30, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



A Letter From the President


Dear Shareholder

As we ended the current period, all eyes were on the Federal Reserve Board (the Fed). In a much-anticipated move, the Fed raised the Federal Funds rate on June 30 for the first time in four years, bringing the target rate to 1.25%, up from a 45-year low of 1%. The 25 basis point (.25%) increase was the first, but is not expected to be the last, this year as the Fed moves to "normalize" interest rates in the face of increasing inflation. The Fed has reiterated its intention to take a "measured" approach to interest rate increases in an effort to avoid upsetting the economy or the financial markets. Still, in its very deliberate wording, the Fed has stated that it may move more aggressively if inflation and economic growth indicate the need.

In any case, interest rates are likely to remain low by historical standards for some time, particularly if the Fed does maintain its commitment to a gradual tightening. To provide some perspective, the Federal Funds rate was at 6.5% before the current easing cycle began in 2001 and had reached double-digits in the late 1970s and early 1980s.

Although rising interest rates generally cause concern for equity investors, the markets continue to find support in impressive corporate earnings and a strong economy. Equity markets produced positive results for the most recent six-month and 12-month reporting periods. As measured by the Standard & Poor's 500 Index, the U.S. stock market returned +3.44% for the six-month period and +19.11% for the 12-month period ended June 30, 2004.

June month-end also brought the transfer of power in Iraq. Like the Fed tightening, this was a pivotal event. However, the outcome and the market repercussions are less easy to predict. We do know that markets will always fluctuate and that there are many uncertainties - including the possibility of geopolitical events - that can translate into negative market movements. Still, the U.S. economy is much stronger today than it was just one year ago. With this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, you should consult with your financial advisor, who can help you assess the market and economic environment and then develop a strategy most suitable for your circumstances and financial goals.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director




MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004



We are pleased to present to you the management team of Merrill Lynch Basic Value Fund, Inc.


Senior Portfolio Managers Kevin Rendino and Bob Martorelli co-head the Merrill Lynch Basic Value team. Mr. Rendino joined Merrill Lynch Investment Managers (MLIM) in 1990. He received a bachelor's degree from Boston College. Mr. Martorelli joined MLIM in 1985. He received a bachelor's degree from Hofstra University and an MBA from Fordham University.

The investment team also includes Analysts Harry Radovich, Geri Gunn-Hertig, Carrie King and John Arege, Research Associate Michelle
Smith and Product Specialist Scott Malatesta. Mr. Radovich earned a bachelor's degree and an MBA from St. John's University and is a CFA R charterholder. Ms. Gunn-Hertig has a bachelor's degree from Montclair State University and an MBA from Rutgers University.
Ms. King holds a bachelor's degree from Boston University and an MBA from New York University. Mr. Arege received a bachelor's degree from the Catholic University and a juris doctor degree from Touro
Law School. He is a CFA charterholder. Ms. Smith earned a bachelor's degree from Rider University. Mr. Malatesta received a bachelor's degree from Mount St. Mary College and a master's degree from Fairleigh Dickinson University. The team has a combined 109 years of investment experience.


Kevin Rendino
Senior Portfolio Manager


Bob Martorelli
Senior Portfolio Manager



Table of Contents

A Letter From the President                                       2
A Discussion With Your Fund's Portfolio Managers                  4
Performance Data                                                  6
Fund Financial Statements                                        11
Fund Financial Highlights                                        14
Fund Notes to Financial Statements                               19
Important Tax Information                                        22
Master Schedule of Investments                                   23
Master Financial Statements                                      26
Master Financial Highlights                                      28
Master Notes to Financial Statements                             29
Report of Independent Registered Public Accounting Firm      22, 32
Portfolio Information                                            32
Officers and Directors/Trustees                                  33



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004



A Discussion With Your Fund's Portfolio Managers


The Fund outperformed its benchmarks and its Lipper category average for the year, benefiting most from a focus on stocks leveraged to economic recovery.


How did the Fund perform during the fiscal year in light of the existing market conditions?

The past year was an excellent one for the Fund. For the 12-month period ended June 30, 2004, Merrill Lynch Basic Value Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +24.90%, +23.95%, +23.93%, +25.23% and +24.58%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 10 of this report to shareholders.) The Fund outperformed both the +19.11% return of the Standard & Poor's 500 (S&P 500) Index and the +22.25% return of the S&P 500 Barra Value Index for the same period. Fund results also exceeded the +19.20% average return of the Lipper Large Cap Value Funds category for the 12-month period. (Funds in this Lipper category invest in companies considered to be undervalued relative to a major unmanaged stock index.)

We positioned the portfolio for an economic recovery, emphasizing companies with greater sensitivity to changes in the overall economy. We started doing that before the Iraq war in late 2002 and early 2003. Once major combat ended in the spring of 2003, the economy took off. All of the areas we overweighted, including materials, information technology (IT), industrials and consumer discretionary, moved to the forefront as confidence grew and investors sought to participate in the first year of the recovery.

Information technology was the biggest positive contributor to the Fund's relative results. We had excellent performance from companies such as Advance Micro Devices, Inc., National Semiconductor Corporation, Motorola, Inc., Lucent Technologies Inc., Agilent Technologies, Inc., 3Com Corporation and Tectronix, Inc. In the materials sector, Phelps-Dodge Corporation, Massey Energy Company, Alcoa Inc. and International Paper Company did quite well. In industrials, we saw above-average performance from Deere & Company, Thomas & Betts Corporation and The Boeing Company. In consumer discretionary, DaimlerChrysler Corporation and Koninklijke Philips Electronics NV performed well.

Surprisingly, in an environment where the Fund was focused on economic sensitivity, we also saw favorable attribution from consumer staples, a very defensive sector. This was primarily because of stock selection in a few names, including Coca-Cola Enterprises Inc., Tyson Foods Inc. and The Gillette Company. Otherwise, the more defensive areas generally detracted from Fund performance. Healthcare, especially large cap pharmaceuticals, was one of the biggest negative contributors. Merck & Co., Inc., Bristol-Myers Squibb Company and Schering-Plough Corporation all performed poorly in the last 12 months. The media subsector of the consumer discretionary sector also was weak. While consumer discretionary helped Fund performance overall, our media bias within that sector hindered relative results during the period. Liberty Media Corporation, Comcast Corporation and Viacom, Inc. were all negative contributors.

In short, we were positioned for an economic recovery, and our strategy ultimately led to the Fund's outperformance for the year. In 2002 and the first quarter of 2003, as the market was selling off and beginning to discount a dismal world scenario, we were putting together a portfolio that was anything but that. We looked to 1990 as an example, which was reminiscent of the current scenario with a Bush in the White House and a conflict with Iraq, and we were able to draw on our experience of 13 years ago. Once the Gulf War was fought and won, we saw what happened to the economy, to earnings and to Corporate America from 1991 to 1993. In our view, 2003 was setting up to be much like 1991. Fortunately, we got it right.


What changes were made to the portfolio during the period?

As the economic cycle progressed, we began to think about 2004 as a transition year for the market and started making changes to the portfolio that reflected this view. In 2003, fiscal and monetary stimulus was working on behalf of investors. This year would not be the same. We will not see a new tax rebate, the once accommodative Federal Reserve Board has begun raising interest rates, geopolitical uncertainties persist and we have a presidential election in November, which historically causes consternation and debate. Clearly, 2004 would be a much more difficult year for stock picking.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004



Moving through this type of transition, you get to a point where small and mid cap stocks are no longer outperforming large cap stocks, as they often do in the first year of an economic recovery. Some of the defensive areas of the market also start to outperform. In anticipation of this transition, we began to trim some of the economically sensitive stocks that performed so well in favor of some of the safe-haven names. We started making these kinds of changes to the portfolio in 2003, reducing our weightings in IT, materials, industrials and consumer discretionary while increasing exposure to the defensive areas that underperformed in 2003 - staples, energy, utilities and financials. This shift also involved taking down the Fund's beta (that is, reducing risk), increasing large cap exposure and building a more diversified portfolio.

Specific changes included increasing the Fund's exposure to consumer staples from 5.5% of net assets to 9.5%. This involved purchasing Coca-Cola Enterprises, Inc., Albertson's Inc., ConAgra Foods, Inc., Kraft Foods Inc. and General Mills, Inc. At the same time, we reduced our weighting in the consumer discretionary sector from 14% of net assets to 11.2%. The U.S. consumer has been spending consistently over the past few years, and it seems rational to imagine that 2004 could bring some sort of slowdown. In consumer discretionary, we eliminated Fox Entertainment Group, Inc., DaimlerChrysler Corporation, Delphi Automotive Systems Corporation, Tribune Company and The Gap, Inc. and reduced our positions in Koninklijke Philips Electronics NV and McDonald's Corporation.

Our weightings in the remaining sectors looked much the same as they did last year. Technology held steady at 13% of net assets. We have been taking profits in technology; however, the group was up 40% - 50% on average and has remained a large position because of its appreciation. We reduced our positions in Lucent Technologies Inc., Motorola, Inc., Agilent Technologies, Inc., Tectronix, Inc. and Advanced Micro Devices, Inc. and eliminated National Semiconductor Corporation. Most of the sales were based on strength.

We were not shaken by the underperformance of the energy sector last year and, in fact, added to the group toward the end of 2003. Specifically, we initiated positions in Transocean Inc. and Anadarko Petroleum Corporation and increased our weighting in GlobalSantaFe Corporation. Our commitment to the sector benefited performance in the last six months of the period. We continue to overweight energy based on our belief that oil prices could remain stubbornly high; supply issues persist and, ultimately, the stock prices will need to fully reflect this scenario.

Given our expectation for rising interest rates, we remained underweight in financials. The generally accepted philosophy is to overweight financials when interest rates seem poised to decline and underweight financials when interest rates appear ready to increase. Nevertheless, the Fund benefited from our position in Bank One Corporation, which was taken over by J.P. Morgan Chase & Co. on July 1, 2004. We accepted the J.P. Morgan paper and, based on our constructive outlook, will continue to own it. We also initiated positions in The Bank of New York Company, Inc. and U.S. Bancorp.


How would you characterize the portfolio's position at the close of the period?

The portfolio was overweight versus the S&P 500 Barra Value Index in energy, materials and information technology. We had underweights in consumer discretionary, financials and utilities. We were slightly underweight in industrials, due to profit taking, and maintained a market weighting in healthcare.

We continue to believe the economy and the markets are in a transition period. The hope is for a "Goldilocks" economy - not too hot, not too cold - with decent growth and relatively low interest rates. While it is unclear exactly what is down the road, the market will almost certainly continue to be rocky with no obvious leadership in terms of sectors or market-cap size. In this environment, we believe proper diversification makes sense, and we are positioning the portfolio with that view in mind.

We will continue our search for what we believe are very good companies that are temporarily underpriced as a result of negative investor sentiment or short-term circumstances, and that we believe have the potential to offer significant value over a three-year time horizon.


Kevin M. Rendino
Senior Vice President and Co-Portfolio Manager


Robert J. Martorelli
Senior Vice President and Co-Portfolio Manager


July 7, 2004



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004



Performance Data (continued)

Recent Performance Results

                                                                                       10-Year/
                                                    6-Month          12-Month      Since Inception
As of June 30, 2004                               Total Return     Total Return      Total Return
ML Basic Value Fund, Inc. Class A Shares*             +4.20%          +24.90%          +185.65%
ML Basic Value Fund, Inc. Class B Shares*             +3.81           +23.95           +176.18
ML Basic Value Fund, Inc. Class C Shares*             +3.82           +23.93           +164.82
ML Basic Value Fund, Inc. Class I Shares*             +4.35           +25.23           +205.81
ML Basic Value Fund, Inc. Class R Shares*             +4.07           +24.58           + 33.59
S&P 500 R Index**                                     +3.44           +19.11    +205.82/+189.90/+28.89
S&P 500 Barra Value Index***                          +4.17           +22.25    +190.87/+182.95/+33.01

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's 10-year/since inception periods are 10 years for Class B &
Class I Shares, from 10/21/94 for Class A & Class C Shares and from
1/03/03 for Class R Shares, respectively.

**This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly
NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Ten-year/since inception total returns are for 10 years, from 10/21/94 and from 1/03/03, respectively.

***This unmanaged broad-based Index is a capitalization-weighted index of those stocks in the S&P 500 Index that have lower price-to-book ratios. Ten-year/since inception total returns are for 10 years, from 10/21/94 and from 1/03/03, respectively.

S&P 500 is a registered trademark of the McGraw-Hill Companies.


MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class C Shares

A line graph illustrating the growth of a $10,000 investment in ML Basic Value Fund, Inc.++ Class A and Class C Shares* compared to a similar investment in S&P 500 Index++++ and S&P Barra Value
Index++++++. Values illustrated are as follows:


ML Basic Value Fund, Inc.++
Class A Shares*

Date                              Value

10/21/1994**                    $ 9,475.00
June 1995                       $11,013.00
June 1996                       $13,172.00
June 1997                       $17,077.00
June 1998                       $20,985.00
June 1999                       $23,977.00
June 2000                       $22,492.00
June 2001                       $24,475.00
June 2002                       $21,875.00
June 2003                       $21,669.00
June 2004                       $27,065.00


ML Basic Value Fund, Inc.++
Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
June 1995                       $11,559.00
June 1996                       $13,719.00
June 1997                       $17,643.00
June 1998                       $21,522.00
June 1999                       $24,398.00
June 2000                       $22,703.00
June 2001                       $24,519.00
June 2002                       $21,749.00
June 2003                       $21,369.00
June 2004                       $26,482.00


S&P 500 Index++++

Date                              Value

10/21/1994**                    $10,000.00
June 1995                       $11,951.00
June 1996                       $15,058.00
June 1997                       $20,283.00
June 1998                       $26,401.00
June 1999                       $32,409.00
June 2000                       $34,758.00
June 2001                       $29,603.00
June 2002                       $24,278.00
June 2003                       $24,339.00
June 2004                       $28,990.00


S&P Barra Value Index++++++

Date                              Value

10/21/1994**                    $10,000.00
June 1995                       $11,800.00
June 1996                       $14,726.00
June 1997                       $19,275.00
June 1998                       $24,118.00
June 1999                       $28,107.00
June 2000                       $26,671.00
June 2001                       $28,784.00
June 2002                       $23,577.00
June 2003                       $23,144.00
June 2004                       $28,295.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Fund invests all of its assets in Master Basic Value Trust.
The Trust invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.

++++This unmanaged Index covers the 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++This unmanaged broad-based Index is a capitalization index of those stocks in the S&P 500 Index that have lower price-to-book ratios.

Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/04                  +24.90%          +18.34%
Five Years Ended 6/30/04                + 2.45           + 1.35
Inception (10/21/94) through
6/30/04                                 +11.44           +10.82

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 6/30/04                  +23.93%          +22.93%
Five Years Ended 6/30/04                + 1.65           + 1.65
Inception (10/21/94) through
6/30/04                                 +10.57           +10.57

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class B & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Basic Value Fund, Inc.++ Class B and Class I Shares* compared to a similar investment in S&P 500 Index++++ and S&P Barra Value
Index++++++. Values illustrated are as follows:


ML Basic Value Fund, Inc.++
Class B Shares*

Date                              Value

June 1994                       $10,000.00
June 1995                       $12,045.00
June 1996                       $14,298.00
June 1997                       $18,389.00
June 1998                       $22,430.00
June 1999                       $25,435.00
June 2000                       $23,669.00
June 2001                       $25,568.00
June 2002                       $22,672.00
June 2003                       $22,281.00
June 2004                       $27,618.00


ML Basic Value Fund, Inc.++
Class I Shares*

Date                              Value

June 1994                       $ 9,475.00
June 1995                       $11,528.00
June 1996                       $13,824.00
June 1997                       $17,964.00
June 1998                       $22,137.00
June 1999                       $25,355.00
June 2000                       $23,838.00
June 2001                       $26,009.00
June 2002                       $23,310.00
June 2003                       $23,138.00
June 2004                       $28,976.00


S&P 500 Index++++

Date                              Value

June 1994                       $10,000.00
June 1995                       $12,607.00
June 1996                       $15,885.00
June 1997                       $21,397.00
June 1998                       $27,851.00
June 1999                       $34,188.00
June 2000                       $36,667.00
June 2001                       $31,229.00
June 2002                       $25,611.00
June 2003                       $25,676.00
June 2004                       $30,582.00


S&P Barra Value Index++++++

Date                              Value

June 1994                       $10,000.00
June 1995                       $12,131.00
June 1996                       $15,139.00
June 1997                       $19,815.00
June 1998                       $24,793.00
June 1999                       $28,894.00
June 2000                       $27,418.00
June 2001                       $29,590.00
June 2002                       $24,237.00
June 2003                       $23,792.00
June 2004                       $29,087.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

++The Fund invests all of its assets in Master Basic Value Trust.
The Trust invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.

++++This unmanaged Index covers the 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++This unmanaged broad-based Index is a capitalization index of those stocks in the S&P 500 Index that have lower price-to-book ratios.

Past performance is not predictive of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 6/30/04                  +23.95%          +19.95%
Five Years Ended 6/30/04                + 1.66           + 1.39
Ten Years Ended 6/30/04                 +10.69           +10.69

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 6/30/04                  +25.23%          +18.66%
Five Years Ended 6/30/04                + 2.71           + 1.60
Ten Years Ended 6/30/04                 +11.83           +11.23

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML Basic Value Fund, Inc.++ Class R Shares* compared to a similar investment in S&P 500 Index++++ and S&P Barra Value Index++++++.
Values illustrated are as follows:


ML Basic Value Fund, Inc.++
Class R Shares*

Date                              Value

1/03/2003**                     $10,000.00
June 2003                       $10,723.00
June 2004                       $13,359.00


S&P 500 Index++++

Date                              Value

1/03/2003**                     $10,000.00
June 2003                       $10,821.00
June 2004                       $12,889.00


S&P Barra Value Index++++++

Date                              Value

1/03/2003**                     $10,000.00
June 2003                       $10,880.00
June 2004                       $13,301.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Fund invests all of its assets in Master Basic Value Trust.
The Trust invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.

++++This unmanaged Index covers the 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++This unmanaged broad-based Index is a capitalization index of those stocks in the S&P 500 Index that have lower price-to-book ratios.

Past performance is not predictive of future results.



Average Annual Total Return


Class R Shares                                            Return

One Year Ended 6/30/04                                    24.58%
Inception (1/03/03) through 6/30/04                       21.49



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004


Statement of Assets and Liabilities                                                    Merrill Lynch Basic Value Fund, Inc.

As of June 30, 2004
Assets

       Investment in Master Basic Value Trust, at value (identified cost--$6,199,625,498)                   $ 8,736,347,392
       Prepaid expenses                                                                                              49,944
                                                                                                            ---------------
       Total assets                                                                                           8,736,397,336
                                                                                                            ---------------

Liabilities

       Payables:
           Distributor                                                                    $     2,533,383
           Other affiliates                                                                     1,800,203         4,333,586
                                                                                          ---------------
       Accrued expenses and other liabilities                                                                        69,388
                                                                                                            ---------------
       Total liabilities                                                                                          4,402,974
                                                                                                            ---------------

Net Assets

       Net assets                                                                                           $ 8,731,994,362
                                                                                                            ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                        $     7,007,132
       Class B Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                              5,129,567
       Class C Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                              2,234,396
       Class I Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                             13,234,169
       Class R Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                                 44,334
       Paid-in capital in excess of par                                                                       6,110,957,591
       Undistributed investment income--net                                               $    39,440,661
       Undistributed realized capital gains on investments and foreign currency
       transactions allocated from the Trust--net                                              17,224,618
       Unrealized appreciation on investments allocated from the Trust--net                 2,536,721,894
                                                                                          ---------------
       Total accumulated earnings--net                                                                        2,593,387,173
                                                                                                            ---------------
       Net Assets                                                                                           $ 8,731,994,362
                                                                                                            ===============

Net Asset Value

       Class A--Based on net assets of $2,223,868,651 and 70,071,321 shares outstanding                     $         31.74
                                                                                                            ===============
       Class B--Based on net assets of $1,594,285,810 and 51,295,669 shares outstanding                     $         31.08
                                                                                                            ===============
       Class C--Based on net assets of $679,666,694 and 22,343,963 shares outstanding                       $         30.42
                                                                                                            ===============
       Class I--Based on net assets of $4,220,352,626 and 132,341,690 shares outstanding                    $         31.89
                                                                                                            ===============
       Class R--Based on net assets of $13,820,581 and 443,338 shares outstanding                           $         31.17
                                                                                                            ===============

       See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004


Statement of Operations                                                                Merrill Lynch Basic Value Fund, Inc.

For the Year Ended June 30, 2004
Investment Income Allocated from the Trust--Net

       Net investment income allocated from the Trust:
           Dividends (net of $2,186,326 foreign withholding tax)                                            $   155,772,024
           Interest from affiliates                                                                               3,506,749
           Securities lending--net                                                                                  847,426
           Expenses                                                                                            (35,487,284)
                                                                                                            ---------------
       Net investment income allocated from the Trust                                                           124,638,915
                                                                                                            ---------------

Expenses

       Account maintenance and distribution fees--Class B                                 $    16,680,832
       Account maintenance and distribution fees--Class C                                       5,909,485
       Transfer agent fees--Class I                                                             5,217,645
       Account maintenance fees--Class A                                                        4,965,852
       Transfer agent fees--Class A                                                             2,570,594
       Transfer agent fees--Class B                                                             2,537,821
       Transfer agent fees--Class C                                                               935,699
       Printing and shareholder reports                                                           269,268
       Professional fees                                                                          160,915
       Registration fees                                                                          125,985
       Directors' fees and expenses                                                                38,840
       Account maintenance and distribution fees--Class R                                          26,811
       Transfer agent fees--Class R                                                                 6,654
       Other                                                                                       60,081
                                                                                          ---------------
       Total expenses                                                                                            39,506,482
                                                                                                            ---------------
       Investment income--net                                                                                    85,132,433
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) Allocated from the Trust--Net

       Realized gain (loss) allocated from the Trust on:
           Investments--net                                                                   274,893,768
           Foreign currency transactions--net                                                   (471,912)       274,421,856
                                                                                          ---------------
       Change in unrealized appreciation/depreciation on investments and foreign
       currency transactions allocated from the Trust--net                                                    1,437,906,752
                                                                                                            ---------------
       Total realized and unrealized gain allocated from the Trust--net                                       1,712,328,608
                                                                                                            ---------------
       Net Increase in Net Assets Resulting from Operations                                                 $ 1,797,461,041
                                                                                                            ===============

       See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004


Statements of Changes in Net Assets                                                    Merrill Lynch Basic Value Fund, Inc.
                                                                                                 For the Year Ended
                                                                                                      June 30,
Increase (Decrease) in Net Assets:                                                             2004               2003
Operations

       Investment income--net                                                             $    85,132,433   $    78,806,693
       Realized gain (loss) on investments and foreign currency transactions
       allocated from the Trust--net                                                          274,421,856     (192,510,157)
       Change in unrealized appreciation/depreciation on investments and foreign
       currency transactions allocated from the Trust--net                                  1,437,906,752      (64,952,123)
                                                                                          ---------------   ---------------
       Net increase (decrease) in net assets resulting from operations                      1,797,461,041     (178,655,587)
                                                                                          ---------------   ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Class A                                                                           (22,287,695)      (17,970,278)
           Class B                                                                            (7,631,035)       (4,440,205)
           Class C                                                                            (2,964,544)       (1,875,542)
           Class I                                                                           (54,483,536)      (49,088,458)
           Class R                                                                               (22,017)                --
       Realized gain on investments allocated from the Trust--net:
           Class A                                                                                     --      (42,802,984)
           Class B                                                                                     --      (50,808,427)
           Class C                                                                                     --      (13,766,398)
           Class I                                                                                     --      (94,987,362)
                                                                                          ---------------   ---------------
       Net decrease in net assets resulting from dividends and distributions to
       shareholders                                                                          (87,388,827)     (275,739,654)
                                                                                          ---------------   ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                   (351,754,441)     (460,434,673)
                                                                                          ---------------   ---------------

Net Assets

       Total increase (decrease) in net assets                                              1,358,317,773     (914,829,914)
       Beginning of year                                                                    7,373,676,589     8,288,506,503
                                                                                          ---------------   ---------------
       End of year*                                                                       $ 8,731,994,362   $ 7,373,676,589
                                                                                          ===============   ===============
             * Undistributed investment income--net                                       $    39,440,661   $    42,168,969
                                                                                          ===============   ===============

               See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004


Financial Highlights                                                                   Merrill Lynch Basic Value Fund, Inc.

The following per share data and ratios have been derived                             Class A
from information provided in the financial statements.
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                     2004       2003+++++    2002+++++     2001+++++++++   2000+++++
Per Share Operating Performance

       Net asset value, beginning of year               $     25.72   $     27.01   $     33.63   $     36.99   $     43.55
                                                        -----------   -----------   -----------   -----------   -----------
       Investment income--net**                                 .33           .29           .27           .46           .56
       Realized and unrealized gain (loss) on
       investments, foreign currency transactions
       and allocated from the Trust--net                       6.02         (.63)        (3.52)          2.50        (3.12)
                                                        -----------   -----------   -----------   -----------   -----------
       Total from investment operations                        6.35         (.34)        (3.25)          2.96        (2.56)
                                                        -----------   -----------   -----------   -----------   -----------
       Less dividends and distributions:
           Investment income--net                             (.33)         (.28)         (.32)         (.56)         (.62)
           Realized gain on investments and allocated
           from the Trust--net                                   --         (.67)        (3.05)        (5.76)        (3.38)
                                                        -----------   -----------   -----------   -----------   -----------
       Total dividends and distributions                      (.33)         (.95)        (3.37)        (6.32)        (4.00)
                                                        -----------   -----------   -----------   -----------   -----------
       Net asset value, end of year                     $     31.74   $     25.72   $     27.01   $     33.63   $     36.99
                                                        ===========   ===========   ===========   ===========   ===========

Total Investment Return*

       Based on net asset value per share                    24.90%        (.94%)      (10.62%)         8.82%       (6.19%)
                                                        ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

       Expenses++                                              .81%          .85%          .81%          .81%          .80%
                                                        ===========   ===========   ===========   ===========   ===========
       Investment income--net                                 1.11%         1.23%          .94%         1.34%         1.43%
                                                        ===========   ===========   ===========   ===========   ===========

Supplemental Data

       Net assets, end of year (in thousands)           $ 2,223,869   $ 1,679,935   $ 1,737,025   $ 1,823,948   $ 1,764,541
                                                        ===========   ===========   ===========   ===========   ===========
       Portfolio turnover of the Trust                    33.32%+++     31.92%+++     38.15%+++  37.53%+++++++       27.80%
                                                        ===========   ===========   ===========   ===========   ===========

             * Total investment returns exclude the effect of sales charges.

            ** Based on average shares outstanding.

            ++ Includes the Fund's share of the Trust's allocated expenses.

          ++++ On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

           +++ Portfolio turnover for the Trust.

         +++++ Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

       +++++++ Portfolio turnover for the Trust for the period October 13, 2000 (commencement of operations of the Trust) to June 30, 2001.

               See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004


Financial Highlights (continued)                                                       Merrill Lynch Basic Value Fund, Inc.

The following per share data and ratios have been derived                             Class B
from information provided in the financial statements.
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                    2004           2003          2002        2001++++        2000
Per Share Operating Performance

       Net asset value, beginning of year               $     25.19   $     26.44   $     32.98   $     36.33   $     42.84
                                                        -----------   -----------   -----------   -----------   -----------
       Investment income--net**                                 .10           .11           .05           .20           .26
       Realized and unrealized gain (loss) on
       investments, foreign currency transactions
       and allocated from the Trust--net                       5.92         (.63)        (3.46)          2.46        (3.08)
                                                        -----------   -----------   -----------   -----------   -----------
       Total from investment operations                        6.02         (.52)        (3.41)          2.66        (2.82)
                                                        -----------   -----------   -----------   -----------   -----------
       Less dividends and distributions:
           Investment income--net                             (.13)         (.06)         (.08)         (.25)         (.31)
           Realized gain on investments and allocated
           from the Trust--net                                   --         (.67)        (3.05)        (5.76)        (3.38)
                                                        -----------   -----------   -----------   -----------   -----------
       Total dividends and distributions                      (.13)         (.73)        (3.13)        (6.01)        (3.69)
                                                        -----------   -----------   -----------   -----------   -----------
       Net asset value, end of year                     $     31.08   $     25.19   $     26.44   $     32.98   $     36.33
                                                        ===========   ===========   ===========   ===========   ===========

Total Investment Return*

       Based on net asset value per share                    23.95%       (1.72%)      (11.33%)         8.02%       (6.94%)
                                                        ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

       Expenses++                                             1.58%         1.63%         1.58%         1.59%         1.57%
                                                        ===========   ===========   ===========   ===========   ===========
       Investment income--net                                  .35%          .45%          .17%          .58%          .67%
                                                        ===========   ===========   ===========   ===========   ===========

Supplemental Data

       Net assets, end of year (in thousands)           $ 1,594,286   $ 1,626,835   $ 2,099,660   $ 2,838,319   $ 3,305,961
                                                        ===========   ===========   ===========   ===========   ===========
       Portfolio turnover of the Trust                    33.32%+++     31.92%+++     38.15%+++   37.53%+++++        27.80%
                                                        ===========   ===========   ===========   ===========   ===========

             * Total investment returns exclude the effect of sales charges.

            ** Based on average shares outstanding.

            ++ Includes the Fund's share of the Trust's allocated expenses.

          ++++ On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

           +++ Portfolio turnover for the Trust.

         +++++ Portfolio turnover for the Trust for the period October 13, 2000 (commencement of operations of the Trust) to June 30, 2001.

               See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004


Financial Highlights (continued)                                                       Merrill Lynch Basic Value Fund, Inc.

The following per share data and ratios have been derived                             Class C
from information provided in the financial statements.
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                    2004           2003          2002        2001++++        2000
Per Share Operating Performance

       Net asset value, beginning of year               $     24.68   $     25.96   $     32.47   $     35.88   $     42.37
                                                        -----------   -----------   -----------   -----------   -----------
       Investment income--net**                                 .09           .10           .05           .18           .25
       Realized and unrealized gain (loss) on
       investments, foreign currency transactions
       and allocated from the Trust--net                       5.79         (.62)        (3.39)          2.43        (3.04)
                                                        -----------   -----------   -----------   -----------   -----------
       Total from investment operations                        5.88         (.52)        (3.34)          2.61        (2.79)
                                                        -----------   -----------   -----------   -----------   -----------
       Less dividends and distributions:
           Investment income--net                             (.14)         (.09)         (.12)         (.26)         (.32)
           Realized gain on investments and allocated
           from the Trust--net                                   --         (.67)        (3.05)        (5.76)        (3.38)
                                                        -----------   -----------   -----------   -----------   -----------
       Total dividends and distributions                      (.14)         (.76)        (3.17)        (6.02)        (3.70)
                                                        -----------   -----------   -----------   -----------   -----------
       Net asset value, end of year                     $     30.42   $     24.68   $     25.96   $     32.47   $     35.88
                                                        ===========   ===========   ===========   ===========   ===========

Total Investment Return*

       Based on net asset value per share                    23.93%       (1.75%)      (11.30%)         8.00%       (6.95%)
                                                        ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

       Expenses++                                             1.59%         1.64%         1.59%         1.59%         1.58%
                                                        ===========   ===========   ===========   ===========   ===========
       Investment income--net                                  .33%          .45%          .16%          .56%          .66%
                                                        ===========   ===========   ===========   ===========   ===========

Supplemental Data

       Net assets, end of year (in thousands)           $   679,667   $   502,623   $   541,921   $   435,973   $   413,240
                                                        ===========   ===========   ===========   ===========   ===========
       Portfolio turnover of the Trust                    33.32%+++     31.92%+++     38.15%+++   37.53%+++++        27.80%
                                                        ===========   ===========   ===========   ===========   ===========

             * Total investment returns exclude the effect of sales charges.

            ** Based on average shares outstanding.

            ++ Includes the Fund's share of the Trust's allocated expenses.

          ++++ On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

           +++ Portfolio turnover for the Trust.

         +++++ Portfolio turnover for the Trust for the period October 13, 2000 (commencement of operations of the Trust) to June 30, 2001.

               See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004


Financial Highlights (continued)                                                       Merrill Lynch Basic Value Fund, Inc.

The following per share data and ratios have been derived                             Class I
from information provided in the financial statements.
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                     2004       2003+++++    2002+++++     2001+++++++++   2000+++++
Per Share Operating Performance

       Net asset value, beginning of year               $     25.83   $     27.14   $     33.77   $     37.12   $     43.70
                                                        -----------   -----------   -----------   -----------   -----------
       Investment income--net**                                 .40           .35           .35           .55           .66
       Realized and unrealized gain (loss) on
       investments, foreign currency transactions
       and allocated from the Trust--net                       6.06         (.65)        (3.53)          2.51        (3.14)
                                                        -----------   -----------   -----------   -----------   -----------
       Total from investment operations                        6.46         (.30)        (3.18)          3.06        (2.48)
                                                        -----------   -----------   -----------   -----------   -----------
       Less dividends and distributions:
           Investment income--net                             (.40)         (.34)         (.40)         (.65)         (.72)
           Realized gain on investments and allocated
           from the Trust--net                                   --         (.67)        (3.05)        (5.76)        (3.38)
                                                        -----------   -----------   -----------   -----------   -----------
       Total dividends and distributions                      (.40)        (1.01)        (3.45)        (6.41)        (4.10)
                                                        -----------   -----------   -----------   -----------   -----------
       Net asset value, end of year                     $     31.89   $     25.83   $     27.14   $     33.77   $     37.12
                                                        ===========   ===========   ===========   ===========   ===========

Total Investment Return*

       Based on net asset value per share                    25.23%        (.74%)      (10.38%)         9.11%       (5.98%)
                                                        ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

       Expenses++                                              .56%          .60%          .56%          .56%          .56%
                                                        ===========   ===========   ===========   ===========   ===========
       Investment income--net                                 1.36%         1.48%         1.19%         1.60%         1.68%
                                                        ===========   ===========   ===========   ===========   ===========

Supplemental Data

       Net assets, end of year (in thousands)           $ 4,220,353   $ 3,564,283   $ 3,909,901   $ 4,302,609   $ 4,426,635
                                                        ===========   ===========   ===========   ===========   ===========
       Portfolio turnover of the Trust                    33.32%+++     31.92%+++     38.15%+++  37.53%+++++++       27.80%
                                                        ===========   ===========   ===========   ===========   ===========

             * Total investment returns exclude the effect of sales charges.

            ** Based on average shares outstanding.

            ++ Includes the Fund's share of the Trust's allocated expenses.

          ++++ On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

           +++ Portfolio turnover for the Trust.

         +++++ Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

       +++++++ Portfolio turnover for the Trust for the period October 13, 2000 (commencement of operations of the Trust) to June 30, 2001.

               See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004


Financial Highlights (concluded)                                                       Merrill Lynch Basic Value Fund, Inc.

                                                                                                      Class R

The following per share data and ratios have been derived                                    For the       For the Period
from information provided in the financial statements.                                      Year Ended   January 3, 2003++
                                                                                             June 30,       to June 30,
Increase (Decrease) in Net Asset Value:                                                        2004             2003
Per Share Operating Performance

       Net asset value, beginning of period                                                  $      25.36      $      23.65
                                                                                             ------------      ------------
       Investment income--net***                                                                      .25               .21
       Realized and unrealized gain on investments and foreign currency transactions
       allocated from the Trust--net                                                                 5.93              1.50
                                                                                             ------------      ------------
       Total from investment operations                                                              6.18              1.71
                                                                                             ------------      ------------
       Less dividends from investment income--net                                                   (.37)                --
                                                                                             ------------      ------------
       Net asset value, end of period                                                        $      31.17      $      25.36
                                                                                             ============      ============

Total Investment Return**

       Based on net asset value per share                                                          24.58%          7.23%+++
                                                                                             ============      ============

Ratios to Average Net Assets

       Expenses++++                                                                                 1.07%            1.10%*
                                                                                             ============      ============
       Investment income--net                                                                        .80%            1.09%*
                                                                                             ============      ============

Supplemental Data

       Net assets, end of period (in thousands)                                              $     13,821      $          1
                                                                                             ============      ============
       Portfolio turnover of the Trust                                                             33.32%            31.92%
                                                                                             ============      ============

             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

          ++++ Includes the Fund's share of the Trust's allocated expenses.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004



Notes to Financial Statements
Merrill Lynch Basic Value Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Basic Value Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Trust owned by the Fund at June 30, 2004 was 99.9%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $471,914 has been reclassified between undistributed net investment income and undistributed net realized capital gains and $22,625 has been reclassified between paid-in capital in excess of par and undistributed net realized capital gains as a result of permanent differences attributable to foreign currency transaction gains/losses and the allocation of basis adjustments. These reclassifications have no efffect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .75%
Class C                          .25%                   .75%
Class R                          .25%                   .25%



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004



Notes to Financial Statements (continued)
Merrill Lynch Basic Value Fund, Inc.


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended June 30, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                 FAMD                 MLPF&S

Class A                      $ 62,349              $ 773,049
Class I                      $  8,432              $  95,118


For the year ended June 30, 2004, MLPF&S received contingent deferred sales charges of $1,207,798 and $58,911 relating to transactions in Class B and Class C Shares, respectively.

Furthermore, MLPF&S received contingent deferred sales charges of $5,409 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $351,754,441 and $460,434,673 for the years ended June 30, 2004 and June 30, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                            7,851,039   $    232,455,695
Automatic conversion of shares         8,465,253        249,856,456
Shares issued to shareholders
   in reinvestment of dividends          716,424         19,827,624
                                  --------------   ----------------
Total issued                          17,032,716        502,139,775
Shares redeemed                     (12,289,804)      (362,229,019)
                                  --------------   ----------------
Net increase                           4,742,912   $    139,910,756
                                  ==============   ================


Class A Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                            7,460,673    $   175,120,901
Automatic conversion of shares         7,541,843        177,846,033
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                   2,311,118         54,486,981
                                  --------------   ----------------
Total issued                          17,313,634        407,453,915
Shares redeemed                     (16,289,262)      (379,049,622)
                                  --------------   ----------------
Net increase                           1,024,372   $     28,404,293
                                  ==============   ================


Class B Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                            7,330,780   $    210,485,769
Shares issued to shareholders
   in reinvestment of dividends          249,280          6,755,313
                                  --------------   ----------------
Total issued                           7,580,060        217,241,082
Automatic conversion of shares       (8,631,352)      (249,856,456)
Shares redeemed                     (12,235,843)      (352,628,575)
                                  --------------   ----------------
Net decrease                        (13,287,135)   $  (385,243,949)
                                  ==============   ================


Class B Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                           10,355,395    $   238,133,665
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                   2,125,767         49,165,466
                                  --------------   ----------------
Total issued                          12,481,162        287,299,131
Automatic conversion of shares       (7,690,243)      (177,846,033)
Shares redeemed                     (19,609,170)      (447,289,074)
                                  --------------   ----------------
Net decrease                        (14,818,251)   $  (337,835,976)
                                  ==============   ================


Class C Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                            5,295,667   $    151,584,437
Shares issued to shareholders
   in reinvestment of dividends           98,510          2,618,134
                                  --------------   ----------------
Total issued                           5,394,177        154,202,571
Shares redeemed                      (3,419,724)       (96,461,221)
                                  --------------   ----------------
Net increase                           1,974,453   $     57,741,350
                                  ==============   ================


Class C Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                            3,933,831    $    88,911,514
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                     621,702         14,094,151
                                  --------------   ----------------
Total issued                           4,555,533        103,005,665
Shares redeemed                      (5,064,523)      (113,017,198)
                                  --------------   ----------------
Net decrease                           (508,990)   $   (10,011,533)
                                  ==============   ================



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004



Notes to Financial Statements (concluded)
Merrill Lynch Basic Value Fund, Inc.


Class I Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                           20,273,065   $    601,568,040
Shares issued to shareholders
   in reinvestment of dividends        1,741,317         48,371,527
                                  --------------   ----------------
Total issued                          22,014,382        649,939,567
Shares redeemed                     (27,656,894)      (827,285,095)
                                  --------------   ----------------
Net decrease                         (5,642,512)   $  (177,345,528)
                                  ==============   ================


Class I Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                           22,562,520    $   529,217,648
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                   5,439,951        128,721,636
                                  --------------   ----------------
Total issued                          28,002,471        657,939,284
Shares redeemed                     (34,105,397)      (798,931,624)
                                  --------------   ----------------
Net decrease                         (6,102,926)   $  (140,992,340)
                                  ==============   ================


Class R Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                              539,330   $     16,111,504
Shares issued to shareholders
   in reinvestment of dividends              785             22,017
                                  --------------   ----------------
Total issued                             540,115         16,133,521
Shares redeemed                         (96,812)        (2,950,591)
                                  --------------   ----------------
Net increase                             443,303   $     13,182,930
                                  ==============   ================


Class R Shares for the
Period January 3, 2003++                                     Dollar
to June 30, 2003                          Shares             Amount

Shares sold                                   35   $            883
                                  --------------   ----------------
Net increase                                  35   $            883
                                  ==============   ================

++Commencement of operations.


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended June 30, 2004 and June 30, 2003 was as follows:


                                       6/30/2004          6/30/2003
Distributions paid from:
   Ordinary income                 $  87,388,827   $     73,374,483
   Net long-term capital gains                --        202,365,171
                                  --------------   ----------------
Total taxable distributions        $  87,388,827   $    275,739,654
                                  ==============   ================


As of June 30, 2004, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                 $     54,173,170
Undistributed long-term capital gains--net              170,393,805
                                                   ----------------
Total undistributed earnings--net                       224,566,975
Capital loss carryforward                                        --
Unrealized gains--net                                2,368,820,198*
                                                   ----------------
Total accumulated earnings--net                    $  2,593,387,173
                                                   ================

*The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales and the tax deferral of losses on straddles.


5. Subsequent Event:
The Fund paid the following ordinary income dividend on August 17, 2004 to shareholders of record on August 11, 2004.


                                                          Per Share
Class                                                        Amount

Class A                                                   $0.211477
Class B                                                   $0.077919
Class C                                                   $0.106008
Class I                                                   $0.249558
Class R                                                   $0.204627


The Fund paid the following long-term capital gain distribution on August 17, 2004 to shareholders of record on August 11, 2004.


                                                          Per Share
Class                                                        Amount

Class A                                                   $0.618893
Class B                                                   $0.618893
Class C                                                   $0.618893
Class I                                                   $0.618893
Class R                                                   $0.618893



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Basic Value Fund, Inc. as of June 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Basic Value Fund, Inc. as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touch LLP
Princeton, New Jersey
August 23, 2004



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch Basic Value Fund, Inc.
during the fiscal year ended June 30, 2004:

Record Date                                August 13, 2003   December 10, 2003
Payable Date                               August 19, 2003   December 16, 2003

Qualified Dividend Income for Individuals      100.00%            100.00%
Dividends Qualifying for the Dividends
Received Deduction for Corporations            100.00%            100.00%


Please retain this information for your records.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004


Schedule of Investments                                                                            Master Basic Value Trust

                                                                                                    Value        Percent of
       Industry+++                 Shares Held    Common Stocks                               (in U.S. dollars)  Net Assets
Above-Average Yield

       Metals & Mining               4,000,000    Alcoa Inc.                                        $  132,120,000     1.5%
       Diversified
       Telecommunication
       Services                      2,100,700    BCE Inc.                                              42,098,028     0.5
       Capital Markets               3,442,800    The Bank of New York Company, Inc.                   101,493,744     1.2
       Pharmaceuticals               1,077,400    Bristol-Myers Squibb Company                          26,396,300     0.3
       Oil & Gas                       455,100    ChevronTexaco Corporation                             42,829,461     0.5
       Food Products                 4,168,900    ConAgra Foods, Inc.                                  112,893,812     1.3
       Chemicals                     3,500,000    E.I. du Pont de Nemours and Company                  155,470,000     1.8
       Oil & Gas                     8,716,000    Exxon Mobil Corporation                              387,077,560     4.4
       Industrial Conglomerates      4,144,300    General Electric Company                             134,275,320     1.5
       Food Products                   937,900    General Mills, Inc.                                   44,578,387     0.5
       Personal Products             2,983,900    The Gillette Company                                 126,517,360     1.5
       Aerospace & Defense           3,758,300    Honeywell International Inc.                         137,666,529     1.6
       Oil & Gas                     1,808,800    Kerr-McGee Corporation                                97,259,176     1.1
       Insurance                       989,500    Marsh & McLennan Companies, Inc.                      44,903,510     0.5
       Capital Markets               2,309,700    Mellon Financial Corporation                          67,743,501     0.8
       Oil & Gas                     2,986,600    Royal Dutch Petroleum Company
                                                  (NY Registered Shares)                               154,317,622     1.8
       Diversified
       Telecommunication
       Services                      5,029,700    SBC Communications Inc.                              121,970,225     1.4
       Food Products                 3,736,400    Sara Lee Corporation                                  85,899,836     1.0
       Commercial Banks              2,026,500    U.S. Bancorp                                          55,850,340     0.6
       Diversified
       Telecommunication
       Services                      2,957,100    Verizon Communications                               107,017,449     1.2
       Commercial Banks              2,247,300    Wachovia Corporation                                 100,004,850     1.1
                                                                                                    --------------   ------
                                                                                                     2,278,383,010    26.1

Below-Average Price/Earnings Ratio

       Insurance                     2,166,700    ACE Limited                                           91,608,076     1.1
       Insurance                     2,238,700    The Allstate Corporation                             104,211,485     1.2
       Insurance                     2,492,700    American International Group, Inc.                   177,679,656     2.0
       Health Care
       Providers & Services            813,300    AmerisourceBergen Corporation                         48,619,074     0.6
       Insurance                     2,522,900    Aon Corporation                                       71,826,963     0.8
       Commercial Banks              1,894,800    Bank of America Corporation                          160,337,976     1.8
       Commercial Banks              4,800,600    Bank One Corporation                                 244,830,600     2.8
       Health Care
       Equipment & Supplies          2,816,400    Baxter International Inc.                             97,193,964     1.1
       Machinery                       758,800    Caterpillar Inc.                                      60,279,072     0.7
       Diversified Financial
       Services                      5,314,900    Citigroup Inc.                                       247,142,850     2.8
       Beverages                     2,749,200    Coca-Cola Enterprises Inc.                            79,699,308     0.9
       Automobiles                   5,529,400    Ford Motor Company                                    86,535,110     1.0
       Computers & Peripherals       6,487,300    Hewlett-Packard Company                              136,882,030     1.6
       Household Durables            3,109,000    Koninklijke (Royal) Philips Electronics NV
                                                  (NY Registered Shares)                                84,564,800     1.0
       Food Products                 1,726,900    Kraft Foods Inc. (Class A)                            54,708,192     0.6
       Hotels, Restaurants &
       Leisure                       3,147,600    McDonald's Corporation                                81,837,600     0.9
       Pharmaceuticals               1,182,100    Merck & Co., Inc.                                     56,149,750     0.6
       Capital Markets               3,000,000    Morgan Stanley                                       158,310,000     1.8
       Pharmaceuticals               5,330,400    Schering-Plough Corporation                           98,505,792     1.1
       Electrical Equipment          2,905,100  ++Thomas & Betts Corporation                            79,105,873     0.9
       Energy Equipment &
       Service                       2,133,600  ++Transocean Inc.                                       61,746,384     0.7
       Food Products                 1,212,900    Unilever NV (NY Registered Shares)                    83,095,779     1.0
       IT Services                  10,859,400  ++Unisys Corporation                                   150,728,472     1.7
       Oil & Gas                     3,600,000    Unocal Corporation                                   136,800,000     1.6
                                                                                                    --------------   ------
                                                                                                     2,652,398,806    30.3


MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                                                Master Basic Value Trust

                                                                                                    Value        Percent of
       Industry+++                 Shares Held    Common Stocks                               (in U.S. dollars)  Net Assets
Low Price-to-Book Value

       Communications Equipment     12,005,600  ++3Com Corporation                                  $   75,035,000     0.8%
       Semiconductors &
       Semiconductor Equipment       7,268,700  ++Advanced Micro Devices, Inc.                         115,572,330     1.3
       Electronic Equipment &
       Instruments                   2,500,000  ++Agilent Technologies, Inc.                            73,200,000     0.8
       Food & Staples Retailing      3,267,200    Albertson's, Inc.                                     86,711,488     1.0
       Oil & Gas                     1,746,300    Anadarko Petroleum Corporation                       102,333,180     1.2
       Aerospace & Defense           1,642,400    The Boeing Company                                    83,910,216     1.0
       Road & Rail                   1,464,300    CSX Corporation                                       47,985,111     0.6
       Media                         5,161,600  ++Comcast Corporation (Special Class A)                142,511,776     1.6
       Machinery                     2,376,500    Deere & Company                                      166,687,710     1.9
       Energy Equipment & Service    4,170,100    Diamond Offshore Drilling, Inc.                       99,373,483     1.1
       Energy Equipment & Service    4,800,000    GlobalSantaFe Corporation                            127,200,000     1.5
       Energy Equipment & Service    3,203,200    Halliburton Company                                   96,928,832     1.1
       Insurance                     1,946,900    The Hartford Financial Services Group, Inc.          133,829,906     1.5
       Paper & Forest Products       3,528,000    International Paper Company                          157,701,600     1.8
       Household Products            2,418,600    Kimberly-Clark Corporation                           159,337,368     1.8
       Semiconductors &
       Semiconductor Equipment      13,955,300  ++LSI Logic Corporation                                106,339,386     1.2
       Media                        12,000,000  ++Liberty Media Corporation (Class A)                  107,880,000     1.2
       Communications Equipment     17,278,000  ++Lucent Technologies Inc.                              65,310,840     0.7
       Semiconductors &
       Semiconductor Equipment       3,736,400  ++Micron Technology, Inc.                               57,204,284     0.7
       Communications Equipment      5,589,300    Motorola, Inc.                                       102,004,725     1.2
       Aerospace & Defense           6,255,100    Raytheon Company                                     223,744,927     2.6
       Insurance                     2,951,714    The St. Paul Companies, Inc.                         119,662,486     1.4
       Computers & Peripherals      17,000,000  ++Sun Microsystems, Inc.                                73,780,000     0.8
       Electronic Equipment &
       Instruments                   1,010,300    Tektronix, Inc.                                       34,370,406     0.4
       Media                         8,900,000  ++Time Warner Inc.                                     156,462,000     1.8
       Specialty Retail              3,402,700  ++Toys 'R' Us, Inc.                                     54,205,011     0.6
       Road & Rail                     300,000    Union Pacific Corporation                             17,835,000     0.2
       Media                         4,546,400    Viacom, Inc. (Class B)                               162,397,408     1.9
       Media                         4,092,200    The Walt Disney Company                              104,310,178     1.2
       Commercial Banks              6,000,000    Wells Fargo & Company                                343,380,000     3.9
       Paper & Forest Products       1,493,200    Weyerhaeuser Company                                  94,250,784     1.1
                                                                                                    --------------   ------
                                                                                                     3,491,455,435    39.9

Special Situations

       Software                      2,699,700    Computer Associates International, Inc.               75,753,582     0.9
       Computers & Peripherals       1,473,900    International Business Machines Corporation          129,924,285     1.5
                                                                                                    --------------   ------
                                                                                                       205,677,867     2.4

                                                  Total Common Stocks
                                                  (Cost--$6,085,188,693)                             8,627,915,118    98.7


                           Beneficial Interest    Short-Term Securities
                                 $  95,634,076    Merrill Lynch Liquidity Series, LLC Cash
                                                  Sweep Series I (a)                                    95,634,076     1.1
                                   606,089,198    Merrill Lynch Liquidity Series, LLC Money
                                                  Market Series (a)(b)                                 606,089,198     6.9

                                                  Total Short-Term Securities
                                                  (Cost--$701,723,274)                                 701,723,274     8.0


MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004


Schedule of Investments (concluded)                                                                Master Basic Value Trust

                                     Number of                                                      Value        Percent of
                                     Contracts    Issue                                       (in U.S. dollars)  Net Assets
Options

       Put Options Purchased             6,000    American International Group, Inc.,
                                                  expiring August 2004 at USD 70, Broker
                                                  Morgan Stanley                                    $      900,000     0.0%
                                        20,000    Wells Fargo & Company, expiring July 2004
                                                  at USD 55, Broker UBS Warburg                            500,000     0.0

                                                  Total Options Purchased
                                                  (Premiums Paid--$6,073,000)                            1,400,000     0.0

                                                  Total Investments
                                                  (Cost--$6,792,984,967)                             9,331,038,392   106.7

       Call Options Written              6,000    American International Group, Inc.,
                                                  expiring August 2004 at USD 75, Broker
                                                  Morgan Stanley                                         (420,000)     0.0
                                        12,940    The Walt Disney Company, expiring
                                                  January 2005 at USD 30, Broker UBS Warburg             (711,700)     0.0

                                                  Total Options Written
                                                  (Premiums Received--$3,342,849)                      (1,131,700)     0.0

       Total Investments, Net of Options Written (Cost--$6,789,642,118)                              9,329,906,692   106.7
       Liabilities in Excess of Other Assets                                                         (582,666,561)    (6.7)
                                                                                                    --------------   ------
       Net Assets                                                                                   $8,747,240,131   100.0%
                                                                                                    ==============   ======

++Non-income producing security.

+++For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a)Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                                                 Interest/
                                                 Net              Dividend
Affiliate                                      Activity            Income

Merrill Lynch Liquidity Series, LLC Cash
   Sweep Series I                             $   33,746,183     $3,511,565
Merrill Lynch Liquidity Series, LLC Money
   Market Series                              $ (61,225,322)     $  608,399
Merrill Lynch Premier Institutional Fund       (444,876,345)     $  240,187


(b)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004


Statement of Assets and Liabilities                                                                Master Basic Value Trust

As of June 30, 2004
Assets

       Investments in unaffiliated securities, at value (including securities loaned
       of $586,311,267) (identified cost--$6,085,188,693)                                                   $ 8,627,915,118
       Investments in affiliated securities, at value (identified cost--$701,723,274)                           701,723,274
       Options purchased, at value (premiums paid--$6,073,000)                                                    1,400,000
       Receivables:
           Securities sold                                                                $    20,022,059
           Contributions                                                                       12,788,554
           Dividends                                                                           10,351,873
           Interest from affiliates                                                               146,730
           Securities lending--net                                                                 34,729        43,343,945
                                                                                          ---------------
       Prepaid expenses                                                                                              19,078
                                                                                                            ---------------
       Total assets                                                                                           9,374,401,415
                                                                                                            ---------------

Liabilities

       Collateral on securities loaned, at value                                                                606,089,198
       Options written, at value (premiums received--$3,342,849)                                                  1,131,700
       Payables:
           Withdrawals                                                                         16,023,081
           Custodian bank                                                                       3,151,999
           Investment adviser                                                                     479,361
           Other affiliates                                                                        44,847        19,699,288
                                                                                          ---------------
       Accrued expenses and other liabilities                                                                       241,098
                                                                                                            ---------------
       Total liabilities                                                                                        627,161,284
                                                                                                            ---------------

Net Assets

       Net assets                                                                                           $ 8,747,240,131
                                                                                                            ===============

Net Assets Consist of

       Investors' capital                                                                                   $ 6,206,967,655
       Unrealized appreciation on investments and foreign currency transactions--net                          2,540,272,476
                                                                                                            ---------------
       Net Assets                                                                                           $ 8,747,240,131
                                                                                                            ===============

       See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004


Statement of Operations                                                                            Master Basic Value Trust

For the Year Ended June 30, 2004
Investment Income

       Dividends (net of $2,189,262 foreign withholding tax)                                                $   155,984,382
       Interest from affiliates                                                                                   3,511,565
       Securities lending--net                                                                                      848,586
                                                                                                            ---------------
       Total income                                                                                             160,344,533
                                                                                                            ---------------

Expenses

       Investment advisory fees                                                           $    33,463,162
       Accounting services                                                                      1,203,991
       Custodian fees                                                                             362,015
       Professional fees                                                                          185,995
       Pricing fees                                                                               100,724
       Trustees' fees and expenses                                                                 58,099
       Printing and shareholder reports                                                            12,992
       Other                                                                                      148,615
                                                                                          ---------------
       Total expenses                                                                                            35,535,593
                                                                                                            ---------------
       Investment income--net                                                                                   124,808,940
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net

       Realized gain (loss) from:
           Investments--net                                                                   275,306,942
           Foreign currency transactions--net                                                   (472,456)       274,834,486
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                 1,439,839,087
           Foreign currency transactions--net                                                      24,610     1,439,863,697
                                                                                          ---------------   ---------------
       Total realized and unrealized gain on investments and foreign currency
       transactions--net                                                                                      1,714,698,183
                                                                                                            ---------------
       Net Increase in Net Assets Resulting from Operations                                                 $ 1,839,507,123
                                                                                                            ===============

       See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004


Statements of Changes in Net Assets                                                                Master Basic Value Trust

                                                                                                 For the Year Ended
                                                                                                      June 30,
Increase (Decrease) in Net Assets:                                                              2004                2003
Operations

       Investment income--net                                                             $   124,808,940   $   117,205,529
       Realized gain (loss) on investments and foreign currency transactions--net             274,834,486     (194,293,023)
       Change in unrealized appreciation/depreciation on investments and foreign
       currency transactions--net                                                           1,439,863,697      (63,780,449)
                                                                                          ---------------   ---------------
       Net increase (decrease) in net assets resulting from operations                      1,839,507,123     (140,867,943)
                                                                                          ---------------   ---------------

Capital Transactions

       Proceeds from contributions                                                          1,290,226,187     1,032,235,075
       Fair value of withdrawals                                                          (1,770,988,202)   (1,810,048,195)
                                                                                          ---------------   ---------------
       Net decrease in net assets derived from capital transactions                         (480,762,015)     (777,813,120)
                                                                                          ---------------   ---------------

Net Assets

       Total increase (decrease) in net assets                                              1,358,745,108     (918,681,063)
       Beginning of year                                                                    7,388,495,023     8,307,176,086
                                                                                          ---------------   ---------------
       End of year                                                                        $ 8,747,240,131   $ 7,388,495,023
                                                                                          ===============   ===============

       See Notes to Financial Statements.



Financial Highlights                                                                               Master Basic Value Trust

                                                                                                             For the Period
                                                                                                              October 13,
                                                                                                               2000++ to
The following ratios have been derived from                               For the Year Ended June 30,           June 30,
information provided in the financial statements.                      2004           2003          2002          2001
Total Investment Return**

       Total investment return                                          25.38%         (.09%)        (9.93%)             --
                                                                   ===========    ===========    ===========    ===========

Ratios to Average Net Assets

       Expenses                                                           .43%           .43%           .42%          .42%*
                                                                   ===========    ===========    ===========    ===========
       Investment income--net                                            1.50%          1.66%          1.33%         1.57%*
                                                                   ===========    ===========    ===========    ===========

Supplemental Data

       Net assets, end of period (in thousands)                    $ 8,747,240    $ 7,388,495    $ 8,307,176    $ 9,409,683
                                                                   ===========    ===========    ===========    ===========
       Portfolio turnover                                               33.32%         31.92%         38.15%         37.53%
                                                                   ===========    ===========    ===========    ===========

             * Annualized.

            ** Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

            ++ Commencement of operations.

               See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004



Notes to Financial Statements
Master Basic Value Trust


1. Significant Accounting Policies:
Master Basic Value Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004



Notes to Financial Statements (continued)
Master Basic Value Trust


* Options--The Trust may purchase and write covered call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Custodian bank--The Trust recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Trust's net assets at the following annual rates: .60% of the Trust's average net assets not exceeding $100 million; .50% of average daily net assets in excess of $100 million but not exceeding $200 million; and .40% of average daily net assets in excess of $200 million.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004



Notes to Financial Statements (concluded)
Master Basic Value Trust


The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of June 30, 2004, the Trust lent securities with a value of $66,294,327 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended June 30, 2004, MLIM, LLC received $361,978 in securities lending agent fees.

In addition, MLPF&S received $1,186,574 in commissions on the execution of portfolio security transactions for the Trust for the year ended June 30, 2004.

For the year ended June 30, 2004, the Trust reimbursed FAM $168,242 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2004 were $2,648,361,644 and $3,165,176,092, respectively.

Net realized gains/losses for the year ended June 30, 2004 and net unrealized appreciation/depreciation as of June 30, 2004 were as follows:

                                                         Unrealized
                                        Realized      Appreciation/
                                    Gains/Losses       Depreciation

Long-term investments            $   320,930,362    $ 2,542,726,425
Options purchased                   (50,011,839)        (4,673,000)
Options written                        4,388,419          2,211,149
Foreign currency transactions          (472,456)              7,902
                                 ---------------    ---------------
Total                            $   274,834,486    $ 2,540,272,476
                                 ===============    ===============


As of June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $2,458,957,136, of which $2,644,623,036 related to appreciated securities and $185,665,900 related to depreciated securities. At June 30, 2004, the aggregate cost of investments, net of options written, for federal income tax purposes was $6,870,949,556.

Transactions in call options written for the year ended June 30, 2004 were as follows:

                                       Number of           Premiums
                                       Contracts           Received

Outstanding call options written,
   beginning of year                      60,000    $    10,746,601
Options written                          184,940         29,622,217
Options closed                         (140,000)       (28,125,683)
Options expired                         (86,000)        (8,900,286)
                                 ---------------    ---------------
Outstanding call options
   written, end of year                   18,940    $     3,342,849
                                 ===============    ===============


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of ..09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Trust did not borrow under the credit agreement during the year ended June 30, 2004.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004



Report of Independent Registered Public Accounting Firm
Master Basic Value Trust


To the Investors and Board of Trustees
of Master Basic Value Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Basic Value Trust (the "Trust") as of June 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Master Basic Value Trust as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
August 23, 2004



Portfolio Information (unaudited)
Master Basic Value Trust


As of June 30, 2004


                                             Percent of
Ten Largest Common Stock Holdings            Net Assets

Exxon Mobil Corporation                          4.4%
Wells Fargo & Company                            3.9
Citigroup Inc.                                   2.8
Bank One Corporation                             2.8
Raytheon Company                                 2.6
American International Group, Inc.               2.0
Deere & Company                                  1.9
Viacom, Inc. (Class B)                           1.9
Bank of America Corporation                      1.8
Kimberly-Clark Corporation                       1.8



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004


Officers and Directors/Trustees (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                                                                                            Fund Complex   Directorships
                     Position(s)    Length of                                               Overseen by    Held by
                     Held with      Time                                                    Director/      Director/
Name, Address & Age  Fund           Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Interested Director/Trustee

Terry K. Glenn*      President      1999 to   President of the Merrill Lynch Investment     125 Funds      None
P.O. Box 9011        and            present   Managers, L.P. ("MLIM")/Fund Asset            160 Portfolios
Princeton,           Director/      and       Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011        Trustee        1983 to   since 1999; Chairman (Americas Region)
Age: 63                             present   of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
Services and Princeton Administrators, L.P. The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.


MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004


Officers and Directors/Trustees (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                                                                                            Fund Complex   Directorships
                      Position(s)   Length of                                               Overseen by    Held by
                      Held with     Time                                                    Director/      Director/
Name, Address & Age   Fund          Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Independent Directors/Trustees*

Donald W. Burton      Director/     2002 to   General Partner of The Burton Partnership,    23 Funds       ITC DeltaCom,
P.O. Box 9095         Trustee       present   Limited Partnership (an investment            36 Portfolios  Inc.; ITC
Princeton,                                    partnership) since 1979; Managing General                    Holding
NJ 08543-9095                                 Partner of The South Atlantic Venture Funds                  Company, Inc.;
Age: 60                                       since 1983; Member of the Investment                         Knology, Inc.;
                                              Advisory Committee of the Florida State                      MainBancorp,
                                              Board of Administration since 2001.                          N.A.; PriCare,
                                                                                                           Inc.; Symbion,
                                                                                                           Inc.


M. Colyer Crum        Director/     1977 to   James R. Williston Professor of Investment    24 Funds       Cambridge
P.O. Box 9095         Trustee       present   Management Emeritus, Harvard Business         37 Portfolios  Bancorp
Princeton,                                    School since 1996; James R. Williston
NJ 08543-9095                                 Professor of Investment Management,
Age: 71                                       Harvard Business School from 1971 to 1996.


Laurie Simon Hodrick  Director/     1999 to   Professor of Finance and Economics, Graduate  23 Funds       None
P.O. Box 9095         Trustee       present   School of Business, Columbia University       36 Portfolios
Princeton,                                    since 1998; Associate Professor of Finance
NJ 08543-9095                                 and Economics, Graduate School of Business,
Age: 41                                       Columbia University from 1996 to 1998.


David H. Walsh        Director/     2003 to   Consultant with Putnam Investments since      23 Funds       None
P.O. Box 9095         Trustee       present   1993 and employed in various capacities       36 Portfolios
Princeton,                                    therewith from 1973 to 1992; Director,
NJ 08543-9095                                 The National Audubon Society since 1998;
Age: 62                                       Director, The American Museum of Fly
                                              hing since 1997.


Fred G. Weiss         Director/     1998 to   Managing Director of FGW Associates since     23 Funds       Watson
P.O. Box 9095         Trustee       present   1997; Vice President, Planning, Investment    36 Portfolios  Pharmaceuticals,
Princeton,                                    and Development of Warner Lambert Co.                        Inc.
NJ 08543-9095                                 from 1979 to 1997; Director of Michael J.
Age: 62                                       Fox Foundation for Parkinson's Research;
                                              Director of BTG International PLC (a global
                                              technology commercialization company) since
                                              2001.


*The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December
31 of the year in which they turn 72.


MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004


Officers and Directors/Trustees (unaudited)(concluded)

                      Position(s)   Length of
                      Held with     Time
Name, Address & Age   Fund          Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke       Vice          1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011         President     present   1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,            and           and       Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011         Treasurer     1999 to
Age: 44                             present


Robert C. Doll, Jr.   Senior        1999 to   President of MLIM and member of the Executive Management Committee of
P.O. Box 9011         Vice          present   ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior
Princeton,            President               Portfolio Manager of MLIM since 1999; Chief Investment Officer of
NJ 08543-9011                                 Equities at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief
Age: 49                                       Investment Officer thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.


Robert J. Martorelli  Vice          2002 to   Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997
P.O. Box 9011         President     present   to 2000.
Princeton,
NJ 08543-9011
Age: 47


Kevin M. Rendino      Vice          1999 to   Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997
P.O. Box 9011         President     present   to 2000.
Princeton,
NJ 08543-9011
Age: 37


Phillip S. Gillespie  Secretary     2004 to   First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM
P.O. Box 9011                       present   from 2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney
Princeton,                                    associated with MLIM since 1998.
NJ 08543-9011
Age: 40


*Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH BASIC VALUE FUND, INC., JUNE 30, 2004



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie
Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
Item 3(c)(4) of Form N-CSR.

Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization.
Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -

Merrill Lynch Basic Value Fund, Inc.
       Fiscal Year Ending June 30, 2004 - $11,400
       Fiscal Year Ending June 30, 2003 - $7,250

Master Basic Value Trust
       Fiscal Year Ending June 30, 2004 - $48,000
       Fiscal Year Ending June 30, 2003 - $47,500

(b) Audit-Related Fees -

Merrill Lynch Basic Value Fund, Inc.
       Fiscal Year Ending June 30, 2004 - $0
       Fiscal Year Ending June 30, 2003 - $0

Master Basic Value Trust
       Fiscal Year Ending June 30, 2004 - $0
       Fiscal Year Ending June 30, 2003 - $0

(c) Tax Fees -

Merrill Lynch Basic Value Fund, Inc.
       Fiscal Year Ending June 30, 2004 - $5,800
       Fiscal Year Ending June 30, 2003 - $5,400

Master Basic Value Trust
       Fiscal Year Ending June 30, 2004 - $8,000
       Fiscal Year Ending June 30, 2003 - $7,500

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -

Merrill Lynch Basic Value Fund, Inc.
       Fiscal Year Ending June 30, 2004 - $0
       Fiscal Year Ending June 30, 2003 - $0

Master Basic Value Trust
       Fiscal Year Ending June 30, 2004 - $0
       Fiscal Year Ending June 30, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g)
Merrill Lynch Basic Value Fund, Inc.
       Fiscal Year Ending June 30, 2004 - $16,114,216
       Fiscal Year Ending June 30, 2003 - $17,689,695

Master Basic Value Trust
       Fiscal Year Ending June 30, 2004 - $16,114,216
       Fiscal Year Ending June 30, 2003 - $17,689,695

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Basic Value Fund, Inc. and Master Basic Value Trust


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Basic Value Fund, Inc. and
       Master Basic Value Trust


Date: August 13, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Basic Value Fund, Inc. and
       Master Basic Value Trust


Date: August 13, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Basic Value Fund, Inc. and
       Master Basic Value Trust


Date: August 13, 2004